Exhibit 99.1

NYSE American Symbol – UEC

Uranium Energy Corp Completes UEX Private Placement

Corpus Christi, TX, June 22, 2022 - Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) is pleased to announce that, in furtherance of its recently announced (June 13) entry into of a definitive agreement with UEX Corporation (“UEX”) pursuant to which it is to acquire all of the issued and outstanding common shares of UEX (the “UEX Common Shares”) in an all-share transaction by way of statutory plan of arrangement, the Company has now completed its C$5 million private placement in UEX consisting of the acquisition by UEC of 11,627,907 UEX Common Shares at a price of C$0.43 per UEX Common Share.

UEC may acquire, additional UEX common shares by making purchases through the facilities of the TSX subject to and in accordance with applicable laws. UEC will provide periodic updates in respect of any UEX common share purchases made.

About Uranium Energy Corp

Uranium Energy Corp is America’s leading, fastest growing, uranium mining company listed on the NYSE American. UEC is a pure play uranium company and is advancing the next generation of low-cost, environmentally friendly ISR mining uranium projects. The Company has two production ready ISR hub and spoke platforms in South Texas and Wyoming, anchored by fully licensed and operational processing capacity at the Hobson and Irigaray Processing Plants. UEC also has seven U.S. ISR uranium projects with all of their major permits in place. Additionally, the Company has other diversified holdings of uranium assets, including: 1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; 2) a major equity stake in the only royalty company in the sector, Uranium Royalty Corp; and 3) a pipeline of resource-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, market and other conditions, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.